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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 3, 1998
                                                 -------------------------------

                               E*TRADE Group, Inc.
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               (Exact name of registrant as specified in charter)



        Delaware                      1-11921                  94-2844166
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)                 File No.             Identification No.)



Four Embarcadero Place, 2400 Geng Road, Palo Alto, California        94303
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code   (650) 842-2500
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                                Not Applicable
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        (Former name or former address, if changed since last report.)
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Item 5  OTHER EVENTS

     On June 3, 1998, E*TRADE Group, Inc. ("E*TRADE") entered into an agreement with SOFTBANK CORP. to form a joint venture company in Japan, E*TRADE Japan K.K. A copy of the joint venture agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. A copy of the press release announcing the agreement to form the joint venture company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     In connection with the formation of E*TRADE Japan K.K., E*TRADE borrowed 567,000,000 Japanese yen from SOFTBANK CORP. pursuant to a promissory note due January 10, 2003. A copy of the promissory note is attached hereto as Exhibit
10.2 and incorporated herein by reference.

     On June 5, 1998, E*TRADE entered into a stock purchase agreement to sell, at its option, up to $50 million of E*TRADE common stock to SOFTBANK Holdings, Inc. within 18 months of the date of signing (the "Stock Purchase Agreement"). A copy of the Stock Purchase Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference. A copy of the press release announcing the Stock Purchase Agreement is attached hereto as Exhibit 99.2 and incorporated herein by reference.



Item 7  FINANCIAL STATEMENTS AND EXHIBITS


   (c) Exhibits.   The following documents are filed as exhibits to this report:

       10.1 Joint Venture Agreement dated June 3, 1998 between E*TRADE Group, Inc. and SOFTBANK CORP.

       10.2 Promissory Note dated June 5, 1998 issued by E*TRADE Group, Inc. to SOFTBANK CORP.

       10.3 Stock Purchase Agreement dated June 5, 1998 between E*TRADE Group, Inc. and SOFTBANK Holdings, Inc.

       99.1 Press Release, dated June 3, 1998, issued by E*TRADE Group, Inc. announcing the agreement to form a joint venture company in Japan.

       99.2 Press Release, dated June 3, 1998, issued by E*TRADE Group, Inc. announcing the Stock Purchase Agreement.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            E*TRADE Group, Inc.
                                            (Registrant)

Date:  June 12, 1998                By:     /s/ Leonard C. Purkis
                                            -----------------------------------
                                                Leonard C. Purkis
                                                Title: Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit   Description
-------   -----------

10.1 Joint Venture Agreement dated June 3, 1998 between E*TRADE Group, Inc. and SOFTBANK CORP.

10.2      Promissory Note dated June 5, 1998 issued by E*TRADE
          Group, Inc. to SOFTBANK CORP.

10.3      Stock Purchase Agreement dated June 5, 1998 between
          E*TRADE Group, Inc. and SOFTBANK Holdings, Inc.

99.1 Press Release, dated June 3, 1998, issued by E*TRADE Group, Inc. announcing the agreement to form a joint venture company in Japan.

99.2 Press Release, dated June 3, 1998, issued by E*TRADE Group, Inc. announcing the Stock Purchase Agreement.